Exhibit 10.6

AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This AMENDMENT (this “Amendment No.3”), to Note Purchase Agreement dated as of December 17, 2009 is made and entered into as of June 30, 2010 by and between Goodintend Holdings Limited, a company organized under the laws of the British Virgin Islands (the “Company”) and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

In consideration of the premises and the mutual covenants, obligations and agreements contained herein, the Investors and the Company, intending to be legally bound, hereby agree as follows:

WHEREAS, the parties entered into a Note Purchase Agreement dated as of December 17, 2009 (the “Initial Purchase Agreement”);

WHEREAS, unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Initial Purchase Agreement;

WHEREAS, the Initial Purchase Agreement was amended pursuant Amendment No. 1 thereto (“Amendment No. 1”) dated as of December 23, 2009;

WHEREAS, the Initial Purchase Agreement and Amendment No.1 were amended pursuant to Amendment No.2 thereto (“Amendment No.2”) (the Initial Purchase Agreement, as amended by Amendment No. 1 and Amendment No.2 , is hereinafter referred to as the “Existing Purchase Agreement”).

WHEREAS, the parties desire to amend the Existing Purchase Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. The Existing Purchase Agreement is amended as follows:

(a) Section 5 of shall be amended to read in its entirety as follows:

“5.           Reverse Merger.  The Company shall use its best efforts to effectuate, by the earlier of (the “Share Exchange Date”) (i) the date that is ten (10) days after the Audit Completion and (ii) July 31, 2010, a share exchange transaction pursuant to which all of the outstanding shares of capital stock of the Company shall be exchanged (the “Share Exchange”) for 23,500,000 shares of Alpine Alpha 2, Ltd., a Delaware corporation (the “Shell”), provided that on the Share Exchange Date (y) the common stock of the Shell is registered under the U.S. Securities Exchange Act of 1934 and (z) the Shell shall have substantially no other assets, liabilities or business.”

2.           Amendment of Tranche A Notes. The Maturity Date of all of the Tranche A Notes issued to the Investors is hereby extended to July 31, 2010. There shall be no requirement that any Investor return any Tranche A Note to the Company for a replacement note referencing the new Maturity Date.

3.           Miscellaneous.

(a)           Entire Agreement.  This Existing Purchase Agreement, as amended by this Amendment No.3, constitutes the entire agreement and understanding by and between the parties hereto as to the subject matter hereof, and supersedes any and all prior discussions, agreements or other communications or understandings, whether written or oral, of any and every nature between them. Except as amended hereby, the Existing Purchase Agreement remains in full force and effect.

(b)           Amendments.  This Amendment No.3 may be amended only by the mutual written agreement of the Company and the Investors.

 (c)           Waivers.  No provision of this Amendment No.3 may be waived in any manner except by the mutual written agreement of the parties hereto.  In the event any provision is waived, the balance of the provisions shall nevertheless remain in full force and effect in accordance with their terms and shall in no way be waived, affected, impaired or otherwise invalidated.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Amendment No.3 are cumulative to, and not exclusive of, any rights or remedies otherwise available, whether by contract, at law, in equity or otherwise.

(d)           Third Party Beneficiaries.  Nothing expressed or referred to in this Amendment No. 3  will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Amendment No.3 or any provision of this Amendment No.3.

(e)           Successors and Assigns.  This Amendment No.3 shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Investors and their permitted successors and assigns and, as applicable, heirs and legal representatives.

(f)           Applicable Law.  This Agreement (and any dispute arising in connection herewith) shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to any principles of conflict of laws.

(g) Arbitration.  Any dispute, controversy or claim arising out of or in relation to this Amendment No. 3, including the validity, invalidity, breach or termination thereof, shall be submitted to CIETAC in accordance with the Arbitration Administration Procedures of CIETAC and the Arbitration Rules of International Chambers in force on the date when the notice of arbitration is submitted. The arbitration panel shall consist of three (3) arbitrators. The Company and the Investors shall each select one arbitrator, and a third arbitrator, who shall be the presiding arbitrator, shall be jointly selected by Company and the Investors through mutual agreement. If no agreement is reached, the third arbitrator shall be appointed by CIETAC. Each arbitrator shall be impartial and independent of the parties and shall have more than ten (10) years’ legal practice experience.  The place of the arbitration shall be in Beijing. The arbitral proceedings shall be conducted in Chinese.  The parties shall be taken to have waived the right to any form of appeal to a court of law or other judicial authority of the decision of the arbitrators, except in the case of an allegation of fraudulent conduct by one (1) or more of the arbitrators.

(h)  Agreement in Counterparts. This Amendment No. 3 may be executed in more than one counterpart, each copy of which when so executed, then delivered or transmitted by facsimile, shall be deemed to be an original, but all such counterparts shall, together, constitute one and the same instrument.

(i) Headings.  The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Amendment No. 3  or the meaning of any provision hereof.

(j)  Severability.  If any provision of this Amendment No.3 or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Amendment No.3, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Amendment No.3 shall be enforceable as so modified.

(k) Waiver of Jury Trial. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 3 OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY DISPUTE ARISING IN CONNECTION THEREWITH, INCLUDING WITHOUT LIMITATION, ANY COUNTERACTION OR COUNTERCLAIM, WHETHER IN CONTRACT, STATUTE, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE) OR OTHERWISE.

(l)  Specific Performance. The parties hereto acknowledge that they will be irreparably damaged if the provisions of this Amendment No.3 are not specifically enforced.  Should any controversy arise concerning a breach of any provision of this Amendment No.3, an order or injunction may be issued restraining the breach pending the determination of such controversy (without the posting of any bond and without proving that damages would be inadequate), and the resolution of the controversy shall be enforceable in a court of equity by a decree of specific performance.  Each party hereto shall be permitted to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state thereof or any other court having jurisdiction, this being in addition to any other remedy to which such party may be entitled at law, in equity or otherwise.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Note Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

GOODINTEND HOLDING LIMITED

By:____/s/ Ye Bi_____________________
Name: Ye Bi
Title:   Director

[Signature Page to Amendment No. 3 to Note Purchase Agreement]

INVESTORS

Alpine Venture Associates, LLC

By:___/s/ James E. Hahn_______________
Name:  James E. Hahn
Title:    Partner

_______/s/ Kyu Hun Park ______________
By: Kyu Hun Park

______/s/ Jincheng Yuan _______________
By: Jincheng Yuan

______/s/ John Yoo ___________________
By: John Yoo

[Signature Page to Amendment No. 3 to Note Purchase Agreement]

_____/s/ James Jeffrey Fuld, Jr.____________
By: James Jeffrey Fuld, Jr.

Taylor International Fund, Ltd.

By:____/s/ Robert Kirkland ___________
Name:  Robert Kirkland
Title: President of Taylor Asset Management, Inc.,
GP for Taylor International Fund, Ltd.

MMH Group, LLC

By:_____/s/ Matthew Hayden _____________
Name:  Matthew Hayden
Title:    Managing Partner

[Signature Page to Amendment No. 3 to Note Purchase Agreement]